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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) -September 20, 1995



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)



        Pennsylvania                    1-7410                   25-1233834
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number            Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                 15258
                   (Address of principal executive offices)       (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENT

         On September 20, 1995, Mellon Bank Corporation (the "Corporation") announced that its board of directors has unanimously approved the extension of the employment contract of Frank V. Cahouet, Chairman, President and Chief Executive Officer, through the end of December 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated September 20, 1995 announcing that the employment contract for Frank V. Cahouet has been extended to the end of December 1998.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MELLON BANK CORPORATION



Date:  September 21, 1995         By:  JAMES M. GOCKLEY
                                       James M. Gockley
                                       Assistant General Counsel &
                                       Secretary

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                                 EXHIBIT INDEX



Number   Description                              Method of Filing

99.1     Press Release dated September 20, 1995   Filed herewith